Exhibit 99.1

Fourth Quarter 2009
Earnings Conference Call

March 2, 2010
NASDAQ: HTCO

“Safe Harbor” Statement
 Information set forth in this presentation contains financial estimates and other forward-looking statements that are subject to risks and uncertainties; therefore, actual results might differ materially from such statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements. A discussion of factors that may effect future results is contained in HickoryTech’s filings with the Securities and Exchange Commission. HickoryTech disclaims any obligation to update and revise statements contained in this presentation based on new information or otherwise. This presentation also contains certain non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are
 available in our presentation.

4Q’ 09 Highlights
• Enventis Sector fiber and data revenue grew 46%
• Telecom Sector broadband revenue grew 10%
• Equipment revenue +2%, yet still impacted by economic pressures
• Debt reduced $4.4 million, year-end debt balance of $120.5 M
• Aggressive cost controls in both sectors
• Strategic investments in fiber network upgrades and expansion,
 SMB market plan acceleration
• Strong cash position

Solid balance sheet, strategic investments in growth opportunities.

QuarterlyRevenue

$37.7
$34.9
$38.3
Q4'08
Q3'09
Q4'09

$51.0*
$43.5*
$27.9*
$105.6
$109.7
$111.2
2007
2008
2009

Consolidated Revenue
Quarterly
• Fiber and data revenue +46%
• Broadband revenue +10%

 Annual
• Overall economic pressures,
 specifically in equipment and
 services revenue (-33%)
• Fiber and data revenue +30%
• Broadband revenue +10%
Annual Revenue
*Equipment
$156.6
$153.2
$139.1
comparative
(Dollars in Millions)

$153.2
($15.7)
($2.8)
$7.2
($2.7)
($1.2)
$1.1
$139.1
2008 revenue
Equipment
Equipment services
Fiber and data
Local service, network access
Long distance / other
Broadband
2009 revenue

HickoryTech

Consolidated Revenue
Enventis Sector
 Equipment (-$15.7 M)
 Equip. Services ($-2.8 M)
 Fiber and Data (+$7.2 M)
Telecom Sector
 Local Service, Network
 Access (-$2.7 M)
 Broadband (+$1.1 M)
 Long distance/other (-$1.2M)
(Dollars in Millions)

Diluted EPS

$0.65
$0.61
$0.86
2007
2008
2009

$15.3
$13.4
$11.8
2007
2008
2009

HickoryTech

Earnings and Income
Diluted EPS
• EPS in 2009 up 41% due to
 income tax reversal in Q3’09
1       Excluding the tax reversal, EPS in ‘09
 would have been $0.52, down15%
Income before Taxes (continuing
 operations)
• Aggressive cost controls and
 success in broadband, fiber and
 data services offset some of the
 declines
• Long-term growth initiatives added
 staffing costs and depreciation of
 CAPEX in the near-term
Income before Taxes
(Dollars in Millions)
1

$19.6
$17.6
$20.9
Q4'08
Q3'09
Q4'09

Fiber and Data Revenue

$6.5
$8.7
$9.4
Q4'08
Q3'09
Q4'09

Enventis Sector
4Q’09 Highlights
• Fiber and data revenues +46%
• Equipment and services
 revenue impacted by economy
Fiber and Data
• Includes CP Telecom in Q3
 ‘09, excluding CPT, Fiber and
 Data would have increased
 14% in ‘09
• Strong mid-band Ethernet and
 FTTT growth opportunities
• Continued growth from service
 providers (wireless, regional
 and national carriers)
Quarterly Revenue
comparative
comparative
(Dollars in Millions)

QuarterlyRevenue
$18.3
$17.8
$17.9
Q4'08
Q3'09
Q4'09

OperatingIncome
$17.8
$13.0
$13.6
2007
2008
2009

HickoryTech

Telecom Sector
4Q’09 Highlights
• Broadband revenue +10%
• DSL subscribers +3%
• Digital TV subscribers +15%
• Network Access revenue -5%
• Local Service revenue -6%
Telecom Operating Income
• Cost controls and success in
 broadband services have moderated
 the decline in Telecom profitability
1       2007 included a settlement from
 interexchange carrier of $1.9 M,
 excluding this, operating income
 would have been $15.9 M
comparative
1
(Dollars in Millions)

Strong record of debt pay down; reduced debt $6.5 in 2009

$142.8
$143.1
$129.2
$127.0
$120.5
2005
2006
2007
2008
2009

HickoryTech

Debt Balance
(Dollars in Millions)

2009 Accomplishments
Enventis
• Fiber and data
 revenue up +30%
• Added network
 colocations
• Expanded Mid-
 band Ethernet
 services
Telecom
• Broadband
 revenue up 10%
• Expanded Digital
 TV service area
• Cost controls
 drove 4% increase
 in operating
 income, despite
 declining
 voice/network
 access revenues
Overall
• Completed CP
 Telecom
 acquisition
• Focused capital
 spending on
 strategic growth
 opportunities
• Reduced debt $6.5 M

2010 Strategic Initiatives
• Increased investment and focus on growing business services
 ➢ Fiber network expansion
 ➢ Target FTTT and data contracts
 ➢  Accelerate SMB market plan
 ➢ Expand Mid-band Ethernet and data center services
• Grow broadband services and focus on customer retention
• Increase capital spending on key strategic initiatives
• Manage free cash flow, manage costs and potentially increase debt in short term
• Long-term goal to double the value of HickoryTech over next five years

SERVICE AREA
International Falls
Ely
Babbitt
Hibbing
Virginia
Eveleth
Grand Rapids
Duluth
Fargo
Superior
Brainerd
St. Cloud
Minneapolis/
St. Paul
Eau Claire
Shakopee
Farmington
Red Wing
Faribault
Mankato
Winona
Owatonna
La Crosse
Rochester
Sioux
Falls
Rock Rapids
Austin
Albert Lea
Hull
Akron
Urbandale
Des Moines
HickoryTech Fiber Network
Extended Fiber Network
Community Fiber Ring
Backbone POP
Telecom Service Areas

HickoryTech

Fiber Network Expansion
2009 Network Expansion
• Added network colocations to reach more
 customers, cost advantages
• 10G upgrade of Twin Cities metro network
• Extended network to select wireless towers

 2010 Network Plans
• Expansion of network to Des Moines, Iowa
 and other key markets
• Add lit buildings, expand Mid-band Ethernet
 services and extend network for FTTT
 contracts.

2010 Fiscal Outlook
Targets ranges as follows:
• Revenue: $150 million to $158 million
• Net Income: $8.2 million to $9.1 million
• Capital spending: $22 million to $26 million
• EBITDA: $40.5 million to $43 million
• Debt balance (year-end): $117 million to $119 million.
Outlook provided in fourth quarter earnings release on March 1, 2010.

HTCO Strengths
• Strong cash flows
• High level of recurring revenue, consistent operating income
• Focused capital spending on strategic growth initiatives
• Long-standing dividend return
• Committed to strategic growth plan
• 110+ year Company with strong financial track record

(Dollars in Millions)

Reconciliation of net income to EBITDA:	For Year Ended December 31						For Year Ended December 31, 2010 Guidance Range			
	2009		2008		2007		Low		High	
Net income	$	11.3	$	8.0	$	8.6	$	8.2	$	9.1
Add:										
Depreciation & Amortization		21.2		20.6		19.1		21.3		21.9
Interest expense		6.9		6.9		8.1		5.1		5.4
Taxes		0.5		5.4		6.7		5.9		6.6
EBITDA (1)	$	39.9	$	40.9	$	42.5	$	40.5	$	43.0

Reconciliation of net income to net income without release of income tax reserve:	For Year Ended December 31					
	2009		2008		2007	
Net income	$	11.3	$	8.0	$	8.6
Deduct: Income tax reserve release		(4.4)		-		-
Net income excluding income tax reserve release	$	6.9	$	8.0	$	8.6

	Telecom Sector Reconciliation of net income to EBITDA						Enventis Sector Reconciliation of net income to EBITDA					
	2009		2008		2007		**2009**		2008		2007	
Net income	$	8.1	$	8.1	$	10.5	$	3.4	$	4.4	$	4.1
Add:												
Depreciation & Amortization		15.7		16.1		15.2		5.4		4.4		3.7
Interest expense		0.1		0.1		0.1		-		-		-
Taxes		5.4		4.9		7.3		2.3		2.6		2.9
EBITDA (1)	$	29.3	$	29.2	$	33.1	$	11.1	$	11.4	$	10.7

(1)The EBITDA calculation presented above is defined by our debt agreement.

HickoryTech

Reconciliation of Non-GAAP Measures